Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Hess Midstream Partners LP (the “Partnership”) on Form 10‑K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan C. Stein, Chief Financial Officer of Hess Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 11, 2019	By	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer
Hess Midstream Partners GP LP, its General Partner
HESS MIDSTREAM PARTNERS GP LLC, its General Partner